                                                                   Exhibit 10.12
                         STOCK CONTRIBUTION AGREEMENT


          This Stock Contribution Agreement (the "Agreement"), dated as of August 27, 1998, is by and among the parties identified on the signature page hereto (collectively, the "Stockholders") and City Truck Holdings, Inc., a Delaware corporation ("Holdings").

                                    RECITALS
                                    --------

          A. Each of the Stockholders owns shares of Common Stock, par value $.01 per share ("Company Common Stock"), and Series B Preferred Stock, par value $.01 per share ("Company Series B Preferred Stock," and, together with Company Common Stock, "Company Stock"), of HDA Parts System, Inc., an Alabama corporation (the "Company").

          B. The parties to this Agreement desire that each of the Stockholders contribute, upon the terms and subject to the conditions of this Agreement, all of his or its shares of Company Common Stock and Company Series B Preferred Stock to Holdings in exchange for an equal number of shares of Common Stock, par value $.01 per share, of Holdings ("Holdings Common Stock, and Series A Preferred Stock, par value $.01 per share, of Holdings ("Holdings Series A Preferred Stock," and, together with Holdings Common Stock, "Holdings Stock").

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1.     Contribution of Common Stock.  Upon the terms and subject to
                 ----------------------------
the conditions contained herein, each of the Stockholders, severally and not jointly, agrees to contribute and deliver to Holdings that number of shares of Company Stock and Company Series B Preferred Stock owned by him or it, in exchange for an equal number of shares of Holdings Common Stock and Holdings Series A Preferred Stock. Such contribution shall be made at such place and time as Holdings may designate.

          Furthermore, to the extent any Stockholder is entitled to acquire additional shares of Company Stock such Stockholder hereby agrees that he will accept in lieu thereof, subject to the conditions of this Agreement, the Holdings Stockholders' Agreement (as defined below) and any applicable stock purchase agreement, an equivalent number of shares of Holdings Common Stock and/or Holdings Series A Preferred Stock.

          2.     Ownership of Company Common Stock.  Each Stockholder represents
                 ---------------------------------
and warrants, severally and not jointly:

          (a) Such Stockholder owns beneficially and of record, and has marketable title to, the Company Stock being contributed by him or it, free and clear of all Encumbrances (excluding the obligations of each Stockholder under the Stockholders' Agreement (as defined)), and such Stockholder has full right, power and authority to contribute all of such shares of Company Stock to Holdings. As used in this Agreement, "Encumbrance"
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means any claim, lien, pledge, option, charge, security interest, conditional sales agreement or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement in the nature thereof.

          (b) Such Stockholder has no commitment or legal obligation, absolute or contingent, to any other person or firm other than Holdings to, directly or indirectly, sell, assign, transfer or effect a sale of any shares of Company Stock owned by such Stockholder, or to enter into any agreement or cause the entering into of an agreement with respect to any of the foregoing (excluding the obligations of each Stockholder under the Stockholders' Agreement).

          (c) Authorization.  Such Stockholder has full power and authority to
              -------------
execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (d) Receipt of Information.  Such Stockholder has received and
              ----------------------
reviewed this Agreement and all exhibits and schedules hereto; and the Stockholder has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in making an investment in Holdings Stock and has received satisfactory and complete information concerning the business and financial condition of Holdings in response to all inquiries in respect thereof.

          3.     Existing Agreements.  Upon the terms and subject to the
                 -------------------
conditions contained herein each of the parties hereto agrees that all existing stock purchase agreements relating to the Stockholders' ownership of Company Stock shall remain in effect with respect to the Stockholders' ownership of Holdings Stock as if such Holdings Stock were the Company Stock referred to therein and as if Holdings were named as the Company therein.

          4.     Holdings Stockholders' Agreement.  Each Stockholder agrees
                 --------------------------------
that, as a condition to receipt of Holdings Stock in exchange for his or its contribution of Company Stock to Holdings, such Stockholder will become a party to Holdings Stockholders' Agreement (the "Holdings Stockholders Agreement") in the form attached as Exhibit A. The Holdings Stockholders' Agreement is identical in all respects to the Company's Amended and Restated Stockholders' Agreement except for (i) the name of Holdings in lieu of the name of the Company, (ii) references to Holdings Series A Preferred Stock replace and are in lieu of references to any shares of preferred stock of the Company, (iii) a new provision regarding prompt notice of any amendment to the Stockholders' Agreement to each stockholder who has not yet consented in writing; and (iv) a new provision regarding expiration of registration rights in cases where the shares of Holdings are sold pursuant to a registration statement or Rule 144 of the Act (as defined) or are eligible for sale under Rule 144. The Holdings Stockholders' Agreement supersedes the Amended and Restated Stockholders Agreement of the Company in all respects. A Stockholders' signature on this Agreement shall also constitute his or its execution of the Holdings Stockholders' Agreement.

          5.     Investment Representations; Securities Laws.  Each Stockholder
                 -------------------------------------------
hereby represents and warrants to Holdings and to each other Stockholder as follows:

               (a) The Stockholder is acquiring Holdings Stock to be acquired hereunder for investment, for its own account, and not as a nominee or agent for any other person, firm or corporation, and not with a view to the sale or distribution of all or any part thereof, and it has no present intention of selling, granting participation in, or otherwise distributing any of the Holdings Stock. The Stockholder does not have any contract, undertaking, agreement or arrangement with any person, firm or corporation to sell, transfer or grant participation to such person, firm or corporation, with respect to any of the Holdings Stock.

               (b) The Stockholder understands that the Holdings Stock will not be registered under the Securities Act of 1933, as amended (the "Act"), in part based upon an exemption from the registration predicated on the accuracy and completeness of its representations and warranties appearing herein. The Stockholder understands and acknowledges that, as a result, it will not be permitted to sell, transfer or assign any shares of the Holdings Stock until they are registered or an exemption from the registration and prospectus delivery requirements of the Act is available. The Stockholder acknowledges that there is no assurance that such an exemption from registration will ever be available or that the Holdings Stock will ever be able to be sold.

               (c) The Stockholder does not require the assistance of an investment advisor or other purchaser representative to participate in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in Holdings, has the ability to bear the economic risks of its investment for an indefinite period of time and has been furnished with and has had access to such information as would be made available in the form of a registration statement under the Act together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by Holdings.

          6.     Further Assurances.  Upon the terms and subject to the
                 ------------------
conditions contained herein, each of the parties hereto agrees, (a) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective and transactions contemplated by this Agreement, (b) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (c) to cooperate with each other in connection with the foregoing.

          7.     Legends.  All certificates evidencing the shares of Holdings
                 -------
Stock transferred to the Stockholders hereunder shall bear substantially the following legends:

               a. "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement for such shares under the Act or an opinion of counsel satisfactory in form and content to the issuer that such registration is not required under such Act."

               b. "The securities represented by this certificate are subject to the provisions of a Stockholders' Agreement and may not be pledged, hypothecated, encumbered or transferred, sold or otherwise disposed of, except as therein provided. A copy of such agreement is on file at the office of the Company."

          8.     Notices.  All notices, requests, consents and other
                 -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

               a. if to any Stockholder, addressed to such Stockholder at its address shown on the stock register maintained by Holdings, or at such other address as such Stockholder may specify by written notice to Holdings, or

               b. if to Holdings, at c/o HDA Parts Systems, Inc., 520 Lake Cook Road, Deerfield, Illinois, Attention: John Greisch, or at such other address as Holdings may specify by written notice to the Stockholders, with a copy to Christopher A. Laurence, Brentwood Associates, 11150 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90025

Each such notice, request, consent or other communication shall be deemed to have been given upon receipt thereof or, if sooner, five (5) days after such has been deposited as described above. The address for the purposes of this Section 8, may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

          9.     Severability.  The parties hereto agree that the terms and
                 ------------
provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

          10.    Parties in Interest.  All the terms and provisions of this
                 -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

          11.    Modification, Amendment and Waiver.  No modification,
                 ----------------------------------
amendment or waiver of any provision of this Agreement shall be effective against Holdings or any Stockholder unless approved in writing, by such party and Holdings. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

          12.    Integration.  This Agreement, together with Exhibit A
                 -----------
hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and, except as expressly indicated herein, supersedes all prior agreements related to said subject matter.

          13.    Headings and Pronouns.  The headings of the sections and
                 ---------------------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. Whenever used herein, words importing the singular shall include the plural and words importing the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

          14.    Choice of Law.  This Agreement shall be construed,
                 -------------
interpreted and the rights of the parties determined in accordance with the laws of the State of Delaware (without reference to the choice of law provisions of Delaware law).

          15.    Multiple Counterparts.  This Agreement may be executed in
                 ---------------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Stock Contribution Agreement (and, by execution hereof, the Stockholders' Agreement of Holdings) of even date herewith, to be duly executed as of the day and year first above written.

                                 CITY TRUCK HOLDINGS, INC.


                                 By: /s/ John J. Greisch
                                    --------------------------------------
                                    John J. Greisch
                                    President and Chief Executive Officer


                                 BABF CITY CORP.


                                 By: /s/ Christopher A. Laurence
                                    --------------------------------------
                                    Christopher A. Laurence
                                    President


                                 THE DELTON LANE CLAYTON TRUST
                                 dated November 1, 1990


                                 By: /s/ Neil Bailey
                                    --------------------------------------
                                    Neil Bailey as Trustee



                                 THE DIEDRA ELAINE CLAYTON TRUST
                                 dated November 1, 1990


                                 By: /s/ Neil Bailey
                                    --------------------------------------
                                    Neil Bailey as Trustee


                                 THE WILLIAM LARRY CLAYTON
                                 GRANDCHILDREN'S TRUST
                                 dated April 30, 1997


                                 By: /s/ Neil Bailey
                                    --------------------------------------
                                    Neil Bailey as Trustee

                                     /s/ William L. Clayton
                                    --------------------------------------
                                    WILLIAM L. CLAYTON


                                     /s/ Charles Roy Johnson
                                    --------------------------------------
                                    CHARLES ROY JOHNSON


                                     /s/ James T. Stone
                                     --------------------------------------
                                     JAMES T. STONE


                                    /s/ Fred A. Stone Jr.
                                    --------------------------------------
                                    FRED A. STONE, JR.


                                 DLJ FUND INVESTMENT PARTNERS II, L.P.

                                 By:  DLJ LBO Funds Management Corporation
                                      general partner


                                 By: /s/ Ivy Dedes
                                    --------------------------------------
                                    Name: Ivy Dedes
                                    Title: Vice President



                                 BANKAMERICA INVESTMENT CORPORATION


                                 By: /s/ Dennis P. McCrary
                                    --------------------------------------
                                    Name:
                                    Title:



                                 MIG PARTNERS VII


                                 By: /s/ Dennis P. McCrary
                                    --------------------------------------
                                    Name:
                                    Title:

                                THE 311 FUND, LLC



                                By: /s/ Robert C. Byczek
                                    --------------------------------------
                                    Name: Robert C. Byczek
                                    Title: Managing Director


                                    /s/ A. Keith McLemore
                                    --------------------------------------
                                    A. KEITH MCLEMORE



                                    /s/ John J. Greisch
                                    --------------------------------------
                                    JOHN J. GREISCH


                                    /s/ John P. Miller
                                    --------------------------------------
                                    JOHN P. MILLER

                                   EXHIBIT A


                    FORM OF STOCKHOLDERS' AGREEMENT OF CITY
                              TRUCK HOLDINGS, INC.